UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2022

CRESTWOOD EQUITY PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-34664	43-1918951
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Crestwood Equity Partners LP (“Crestwood” or the “Partnership”) issued a press release on January 18, 2022 announcing that the board of directors (the “Board”) of Crestwood Equity GP LLC (the “General Partner”), the general partner of the Partnership, promoted Robert Halpin to President of the Partnership and Diaco Aviki to Executive Vice President, Chief Operating Officer of the Partnership effective January 18, 2022. As a result of Mr. Halpin’s promotion, Mr. Robert G. Phillips, who previously served as Chairman, President and Chief Executive Officer, will continue to serve as Chairman of the Board and Chief Executive Officer and Mr. Halpin will continue to serve in his prior role as Chief Financial Officer of the Partnership.

Mr. Halpin, age 37, has been with the Partnership and its predecessor since 2012 and in his time with Crestwood has played an integral role in the development and execution of its corporate and financial strategy. In his new role, Mr. Halpin will be responsible for leading all of Crestwood’s commercial, operations, engineering and project management, sustainability and financial activities.

In connection with Mr. Halpin’s appointment as President and Chief Financial Officer, the compensation committee of the Board approved the following compensation for Mr. Halpin, a base salary of $600,000.00 to be effective January 1, 2022, a target bonus of 120% of base salary an a target restricted unit equity award of 275% for the 2022 fiscal year granted and he will be eligible to receive awards of performance units comparable to the awards made to similarly situated executives.

In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K, the section of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on February 26, 2021, entitled “Directors and Executive Officers” is incorporated by reference herein. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Halpin and any director or executive officer of the Partnership. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Halpin and the Partnership that would be required to be reported.

Diaco Aviki, age 48, formerly Senior Vice President of Business Development and Commercial Operations, has been with the Crestwood organization since 2017 and has played a critical role in the commercial success of Crestwood across its gathering and processing operations. In his new role, Mr. Aviki will be responsible for overseeing Crestwood’s commercial, business development, field operations, engineering and project management functions which primarily support the Partnership’s North American gathering and processing business. Prior to joining Crestwood, Mr. Aviki served as the Head of Midstream Commercial for BHP. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Aviki and any director or executive officer of the Partnership. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Aviki and the Partnership that would be required to be reported.

In connection with Mr. Aviki’s appointment as Executive Vice President, Chief Operating Officer, Crestwood Operations LLC and Mr. Aviki entered into an Amended and Restated Employment Agreement (the “Employment Agreement”). The initial term of the Employment Agreement is one year from the effective date of such agreement, with automatic extensions for additional one-year periods unless either party provides at least thirty days’ advance written notice of non-renewal.

Mr. Aviki will receive an annual base salary of $400,000.00. In addition, for the 2022 bonus year, Mr. Aviki’s target annual bonus will be equal to 90% of his base salary and his target restricted unit grant level will be equal to 200% of his base salary and he will be eligible to receive awards of performance units comparable to the awards made to similarly situated executives.

Under the terms of the Employment Agreement, if Mr. Aviki’s employment is terminated without “employer cause” or Mr. Aviki resigns due to “employee cause” or Mr. Aviki’s employment terminates as a result of death or permanent disability, Mr. Aviki will be entitled to receive severance equal to two times the sum of his base salary and average annual bonus for the prior two years, payable in equal installments over an 18-month period following termination.

The foregoing description of the Employment Agreement is subject to, and is qualified in entirety by, the full text of the Employment Agreement, which is [attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the executive officer appointments is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Employment Agreement between Diaco Aviki and Crestwood Operations LLC, dated January 18, 2022.

99.1	Press Release issued on January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner,

Date: January 18, 2022	By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary

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